Exhibit 99.1

TransCommunity Financial Corporation

Successfully Consolidates Four Subsidiary Bank Charters

Glen Allen, VA, July 2, 2007 -- TransCommunity Financial Corporation (OTCBB: “TCYF”) announced today it has completed the consolidation of its four subsidiary banks, creating a single entity known as TransCommunity Bank, N.A. In February 2007, TransCommunity’s Board of Directors voted unanimously to consolidate the charters of the Company’s four subsidiary banks: Bank of Goochland, Bank of Powhatan, Bank of Louisa and Bank of Rockbridge.

Although now part of a single legal entity, each location will continue to operate under its existing name, and under the direction of its market bank presidents. “We have worked hard to ensure that this change is entirely transparent to our customers and that it does not affect the local decision-making that is at the heart of our business model,” said Bruce B. Nolte, TransCommunity’s Chief Executive Officer. “On the other hand, consolidation of the bank charters will provide significant financial advantages for our shareholders, as the costs associated with operating under multiple charters are reduced or eliminated.”

Nolte also noted that the re-structuring will do more than just lower the Company’s operating costs.  “This change gives each of our local bank presidents greater ability to make larger loans,” he said. “The re-structuring also better positions the Company for continued growth, and will allow us to expand into new markets far more aggressively than would have been possible under our prior, multi-bank structure.”

Troy A. Peery, Jr., Chairman of the TransCommunity Board, echoed Nolte’s remarks.  “Successful completion of our charter consolidation project represents a major milestone for our Company and positions us for the future,” said Peery. “It is clearly a win-win proposition for our customers, our shareholders and the communities we serve.  I am proud of the way our employees have responded to the challenge of making this transition happen in just five months.”

The Central Virginia market continues to offer robust business growth opportunities, said Nolte. “With the charter consolidation now behind us, we will aggressively seek to expand our footprint into new communities in the Virginia market.  Due to the newly consolidated bank, our higher legal lending limit will allow us to attract and retain much larger borrowing relationships.”

Forward-Looking Statements - This news release contains forward-looking statements. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such statements are subject to certain factors that may cause the Company's results to vary from those expected. Forward-looking statements may include, but are not limited to, discussions concerning:

•

Projections of revenues, expenses, losses, losses per share, net interest margins, asset growth, loan production, deposit growth, and other performance measures

•

Expansion of operations, including de novo banks and branch openings, entrance into new markets, development of products and services

•

Discussions on the outlook of the economy, competition, regulation, taxation, company strategies, subsidiaries, investment risk and policies

Actual results or performance could differ from those implied or contemplated by forward-looking statements. Forward-looking statements are subject to certain risks and uncertainties, including, among others: general business, economic and market conditions, fiscal and monetary policies, war and terrorism, natural disasters, changes in interest rates, deposit flows, loan demand and real estate values; a deterioration in credit quality and/or a reduced demand for credit, competition with other providers of financial products and services; the issuance or redemption of additional Company equity or debt; volatility in the market price of the Company's common stock; changes in accounting principles, policies or guidelines, changes in laws or regulation; reliance on other companies for products and services; operational or systems risks; and other economic, competitive, servicing capacity, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and delivery of services. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. TransCommunity does not undertake, and specifically disclaims any obligation, to publicly update or revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, whether as the result of new information, future events or otherwise.

Source: TransCommunity Financial Corporation